Exhibit 99.1

STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT (this “Agreement”) is entered into as of July 26, 2002 between AMERICAN PHARMACEUTICAL PARTNERS, INC., a Delaware corporation (“Purchaser”), and Premier Purchasing Partners, L.P., a California limited partnership (“Seller”).

R E C I T A L S

A.    Seller owns 2,914,593 shares of the common stock of Purchaser (the “Shares”).

B.    Seller desires to sell the Shares to Purchaser, and Purchaser desires to purchase the Shares from Seller, in exchange for a cash payment of $29,757,994.53 (the “Purchase Price”).

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the respective representations, warranties, covenants, agreements and conditions hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE 1

DEFINITIONS

Unless otherwise defined herein, the terms defined in this Article 1 shall have the meanings herein specified for all purposes of this Agreement.

“Agreement” shall mean this Stock Purchase Agreement.

“Closing” and “Closing Date” shall have the meanings assigned to such terms in Section 2.2 hereof.

“Damages” shall mean any and all losses, liabilities, obligations, costs, expenses, damages or judgments of any kind or nature whatsoever (including reasonable attorneys’, accountants’ and experts’ fees, disbursements of counsel, and other costs and expenses actually incurred in pursuing or defending claims under Article 7 hereof).

“Legal Requirement” shall mean any statute, law, ordinance, rule, regulation, permit, order, writ, judgment, injunction, decree or award issued, enacted or promulgated by any court, governmental entity or any arbitrator.

“Lien” shall mean any and all liens mortgages, assessments, security interests, easements, claims, pledges, trusts (constructive or other), deeds of trust, options or other charges, encumbrances or restrictions.

“Person” shall mean all natural persons, corporations, business trusts, associations, companies, partnerships, limited liability companies, joint ventures, governmental entities and any other entities.

“Purchase Price” shall have the meaning assigned to such term in Recital B above.

“Related Parties” shall mean, with respect to either party hereto, such party’s (A) predecessors, successors, and assigns, and (B) current or former divisions, parent companies, subsidiaries, affiliates, stockholders, limited partners, general partners, officers, directors, managers, employees, attorneys, accountants, advisors, agents, or representatives.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Shares” shall have the meaning assigned to such term in Recital A above.

ARTICLE 2

PURCHASE AND SALE OF THE SHARES

2.1    Purchase and Sale.    Subject to the terms and conditions set forth herein, at the Closing, Seller agrees to sell and transfer the Shares to Purchaser, free and clear of all Liens, in exchange for Purchaser’s payment of the Purchase Price.

2.2    Closing.    The purchase and sale of the Shares shall be consummated (the “Closing”) at 10:00 a.m. at the offices of Morrison & Foerster, 555 West Fifth Street, Los Angeles, California 90071 on July 29, 2002, or on such other date and such other place as the parties shall mutually agree (the date of such Closing being referred to as the “Closing Date”).

2.3    Deliveries of Purchaser.    At the Closing, Purchaser shall deliver to Seller, by wire transfer of immediately available funds to an account designated in writing by Seller, the Purchase Price.

2.4    Deliveries of Seller.    At the Closing, Seller shall deliver to Purchaser, in form and content satisfactory to Purchaser and its counsel:

(a)    The certificates representing the Shares, and

(b)    An executed assignment separate from stock certificates transferring the Shares to Purchaser.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES

3.1    Representations and Warranties regarding Seller and the Shares.    To induce Purchaser to purchase the Shares, Seller hereby represents and warrants to the Purchaser as follows:

(a)    Seller is a limited partnership duly organized, validly existing and in good standing under the laws of the State of California and has all requisite limited partnership power and authority to enter into and perform its obligations under this Agreement.

(b)    All consents, approvals, authorizations and orders (partnership and otherwise) required to be obtained by Seller (or any of its affiliates) for the execution, delivery and performance by Seller of this Agreement have been duly and lawfully obtained.

(c)    This Agreement has been duly executed and delivered by Seller and constitutes the legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

(d)    The execution, delivery and performance by Seller of this Agreement will not (i) cause Seller to be in conflict with or result in a breach or violation by Seller of any term or provision of, or constitute a default by Seller under, any indenture, mortgage, deed of trust, loan or credit agreement, lease, license or other agreement or instrument to which Seller is a party or by which Seller is bound or affected, (ii) cause Seller to violate any Legal Requirement applicable to or binding upon it, (iii) result in the violation of the provisions of the organizational documents of Seller or (iv) result in the creation or imposition of any Lien upon any of the Shares, other than (A) Liens on the Shares that may be imposed by Purchaser and (B) any restrictions under applicable securities laws on the subsequent transfer of the Shares by Purchaser after Closing.

(e)    Seller is the sole owner of the Shares and has not previously sold, transferred, assigned or pledged (other than pledges that are no longer in effect) the Shares or any beneficial or other interest therein to any Person. Seller has, and at the Closing (upon payment of the Purchase Price by Purchaser) shall transfer to Purchaser, sole title to the Shares, free and clear of all Liens. Neither Seller nor (to its knowledge) any of its affiliates holds any equity or other interest in Purchaser other than the Shares. Seller further acknowledges and agrees that neither Purchaser nor any of its affiliates has any current or contingent obligation to issue or grant to Seller (or any of its affiliates) any equity or other interest in Purchaser.

(f)    Seller (i) is familiar with the business of Purchaser and its affiliates, (ii) has obtained any and all information regarding Purchaser and its affiliates that Seller has determined is necessary or appropriate in making its decision to sell the Shares to Purchaser and in determining the sale price therefor, and (iii) is not relying on any representation or statement by Purchaser (except as set forth herein) or any of its directors, officers, shareholders, agents or representatives regarding (A) the business, financial condition or prospects of Purchaser or (B) the value of the Shares. Seller acknowledges and agrees that (x) the Purchase Price may not equal the trading price of Purchaser’s common stock (or the fair market value of the Shares) on the date hereof and (y) after the closing, the value of the Shares may increase as a result of a number of factors, including without limitation (I) changes in the Purchaser’s business, financial condition, business relationships or prospects or (II) general industry, market or economic conditions.

(g)    There is no litigation pending or, to Seller’s knowledge, threatened against Seller which would prohibit or impair the ability of Seller to transfer the Shares to Purchaser at the Closing.

(h)    Seller has not incurred, and will not incur, directly or indirectly, as a result of any action taken by it, any liability for brokerage or finders’ fees or commissions or any similar charges in connection with Seller’s transfer of the Shares to Purchaser pursuant to this Agreement.

3.2    Representations and Warranties regarding Purchaser.    To induce Seller to sell the Shares, Purchaser hereby represents and warrants to Seller as follows:

(a)    Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to enter into and perform its obligations under this Agreement.

(b)    All consents, approvals, authorizations and orders (corporate and otherwise) required to be obtained by Purchaser (or any of its affiliates) for the execution, delivery and performance by Purchaser of this Agreement have been duly and lawfully obtained or will be so obtained prior to the Closing.

(c)    This Agreement has been duly executed and delivered by Purchaser and constitutes the legal, valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

(d)    The execution, delivery and performance by Purchaser of this Agreement will not (i) cause Purchaser to be in conflict with or result in a breach or violation by Purchaser of any term or provision of, or constitute a default by Purchaser under, any indenture, mortgage, deed of trust, loan or credit agreement, lease, license or other agreement or instrument to which Purchaser is a party or by which Purchaser is bound or affected, (ii) cause Purchaser to violate any Legal Requirement applicable to or binding upon it, or (iii) result in the violation of the provisions of the Certificate of Incorporation or Bylaws of Purchaser.

(e)    Purchaser is not relying on any representation or statement by Seller or any of its respective directors, officers, shareholders, agents or representatives regarding the value of the Shares. Purchaser acknowledges and agrees that (x) the Purchase Price may not equal the trading price of Purchaser’s common stock (or the fair market value of the Shares) on the date hereof and (y) after the closing, the value of the Shares may decrease as a result of a number of factors, including without limitation (I) changes in the Purchaser’s business, financial condition, business relationships or prospects or (II) general industry, market or economic conditions.

(f)    There is no litigation pending or, to Purchaser’s knowledge, threatened against Purchaser which would prohibit or impair the ability of Purchaser to acquire the Shares from Seller at the Closing.

(g)    Purchaser understands and agrees that the Shares have not been registered under the Securities Act, and that accordingly they will not be fully transferable except as permitted under various exemptions contained in the Securities Act, or upon satisfaction of the registration and prospectus delivery requirements of the Securities Act. Purchaser is acquiring the Shares for investment purposes only and not with the view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act.

(h)    Purchaser has not incurred, and will not incur, directly or indirectly, as a result of any action taken by it, any liability for brokerage or finders’ fees or commissions or any similar charges in connection with Purchaser’s acquisition of the Shares pursuant to this Agreement (other than the payment of a fee to CIBC Capital Markets, the payment of which shall be the sole responsibility of Purchaser).

(i)    The payment of the Purchase Price to Seller will not cause Purchaser to violate Section 160(a)(1) of the Delaware General Corporation Law.

(j)    Purchaser’s most recently-filed Form 10-K and Form 10-Q (i) in all material respects were prepared in accordance with the requirements of the Securities Exchange Act of 1934 and the rules and regulations of the Securities and Exchange Commission promulgated thereunder, and (ii) did not at the time they were filed contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

ARTICLE 4

ADDITIONAL COVENANTS

4.1    Expenses.    All costs and expenses (including, without limitation, all legal fees and expenses and fees and expenses of any brokers, finders or similar agents) incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring the same.

4.2    Further Assurances.    Subject to the terms and conditions of this Agreement, each of the parties hereto agrees to use all reasonable efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

ARTICLE 5

CONDITIONS PRECEDENT TO CLOSING

5.1    Conditions of Purchaser.     Notwithstanding any other provision of this Agreement, the obligations of Purchaser to consummate the transactions contemplated hereby shall be subject to the satisfaction, at or prior to the Closing Date, of the following conditions:

(a)    The representations and warranties of Seller in this Agreement shall be true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date, and Seller shall have complied in all material respects with all covenants and agreements and satisfied all conditions to be performed or satisfied by Seller prior to the Closing Date; and

(b)    There shall not be instituted and pending or threatened any action claim or proceeding before any court or governmental entity challenging the acquisition of the Shares by Purchaser or otherwise seeking to restrain or prohibit the consummation of the transactions contemplated hereby.

5.2    Conditions of Seller.    Notwithstanding any other provision of this Agreement, and except as set forth below, the obligation of Seller to consummate the transactions contemplated hereby shall be subject to the satisfaction, at or prior to the Closing, of each of the following conditions:

(a)    The representations and warranties of Purchaser in this Agreement shall be true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and Purchaser shall have complied in all material respects with all covenants and agreements and satisfied all conditions on its part to be performed or satisfied on or prior to the Closing Date; and

(b)    There shall not be instituted and pending or threatened any action claim or proceeding before any court or governmental entity challenging the acquisition of the Shares by Purchaser or otherwise seeking to restrain or prohibit the consummation of the transactions contemplated hereby.

ARTICLE 6

TERMINATION, AMENDMENT AND WAIVER

6.1    Termination.    This Agreement may be terminated at any time prior to the Closing by the mutual consent of Purchaser and Seller.

6.2    Amendment.    This Agreement may be amended at any time by a written instrument executed by each of the parties hereto.

6.3    Waiver.    Any term or provision of this Agreement may be waived in writing at any time by the party or parties entitled to the benefits thereof. Any waiver effected pursuant to this Section 6.3 shall be binding upon all parties hereto. No failure to exercise and no delay in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude the exercise of any other right, power or privilege. No waiver of any breach of any covenant or agreement hereunder shall be deemed a waiver of any preceding or subsequent breach of the same or any other covenant or agreement. The rights and remedies of each party under this Agreement are in addition to all other rights and remedies, at law or in equity, that such party may have against the other parties.

ARTICLE 7

INDEMNIFICATION

7.1    Survival of Representations and Warranties.    The representations and warranties, covenants and agreements of the parties hereto contained in this Agreement or in any certificate or other writing delivered pursuant hereto or at the Closing shall survive the Closing and the consummation of the transactions contemplated hereby (and any examination or investigation by or on behalf of any party hereto).

7.2    Indemnification.

(a)    Seller covenants and agrees to defend, indemnify and hold harmless Purchaser and each of its Related Parties from and against any Damages arising out of or resulting from: (i) any inaccuracy in or breach of any representation, warranty, covenant or agreement made by Seller in this Agreement or in any writing delivered pursuant to this Agreement or at the Closing; (ii) the failure of Seller to perform or observe fully any covenant, agreement or provision to be performed or observed by it pursuant to this Agreement.

(b)    Purchaser covenants and agrees to defend, indemnify and hold harmless Seller and each of its Related Parties from and against any Damages arising out of or resulting from: (i) any inaccuracy in or breach of any representation, warranty, covenant or agreement made by Purchaser in this Agreement or in any writing delivered pursuant to this Agreement or at the Closing, or (ii) the failure by Purchaser to perform or observe any covenant, agreement or condition to be performed or observed by it pursuant to this Agreement.

ARTICLE 8

GENERAL PROVISIONS

8.1    Notices.    All notices, requests or consents required or permitted under this Agreement shall be made in writing and shall be given to the other parties by personal delivery, registered or certified mail (with return receipt), overnight air courier (with receipt signature) or facsimile transmission (with “answerback” confirmation of transmission), sent to such party’s addresses or telecopy numbers as are set forth below such party’s signatures to this Agreement, or such other addresses or telecopy numbers of which the parties have given notice pursuant to this Section 8.1. Each such notice, request or consent shall be deemed effective upon the date of actual receipt, receipt signature or confirmation of transmission, as applicable (or if given by registered or certified mail, upon the earlier of (i) actual receipt or (ii) three days after deposit thereof in the United States mail).

8.2    Severability.    If any term or provision of this Agreement or the application thereof to any circumstance shall, in any jurisdiction and to any extent, be invalid or unenforceable, such term or provision shall be ineffective as to such jurisdiction to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable such term or provision in any other jurisdiction, the remaining terms and provisions of this Agreement or the application of such terms and provisions to circumstances other than those as to which it is held invalid or enforceable.

8.3    Entire Agreement.    This Agreement and other documents referred to herein, contains the entire understanding of the parties hereto in respect of its subject matter and supersedes all prior and contemporaneous agreements and understandings, oral and written, between the parties with respect to such subject matter.

8.4    Successors and Assigns.    This Agreement shall be binding upon and inure to the benefit of Purchaser and Seller and their respective successors and permitted assigns; provided, however, that neither party shall directly or indirectly transfer or assign any of its rights (or delegate any of its obligations) hereunder in whole or in part without the prior written consent of the other party, and any such transfer or assignment without said consent shall be void, ab initio. Subject to Section 7.2 and the immediately preceding sentence, this Agreement is not intended to benefit, and shall not run to the benefit of or be enforceable by, any other person or entity other than the parties hereto and their permitted successors and assigns.

8.5    Counterparts.    This Agreement may be executed in one or more counterparts (including by facsimile), each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same Agreement.

8.6    Recitals.    The recitals to this Agreement are incorporated herein and, by this reference, made a part hereof as if fully set forth at length herein.

8.7    Construction.

(a)    The article, section and subsection headings used herein are inserted for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

(b)  As used in this Agreement, the masculine, feminine or neuter gender, and the singular or plural, shall be deemed to include the others whenever and wherever the context so requires.

(c)    For the purposes of this Agreement, unless the context clearly requires, “or” is not exclusive.

8.8    Governing Law.    This Agreement shall be governed by and construed in accordance with the internal laws (and not the law of conflicts) of the State of California.

8.9    Additional Acknowledgements.    EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT NO OTHER PARTY HERETO IS MAKING ANY REPRESENTATION OR WARRANTY (EXCEPT AS EXPRESSLY SET FORTH HEREIN) RELATING TO ANY MATTER, INCLUDING, WITHOUT LIMITATION, (I) THE VALUE OF THE SHARES OR (II) THE CURRENT OR PROSPECTIVE BUSINESS, FINANCIAL CONDITION, PROSPECTS OR VALUE OF PURCHASER

8.10    Specific Performance.    Seller acknowledges and agrees that any failure of Seller to transfer the Shares to Purchaser at the Closing will cause irreparable injury to the other party and that money damages will not provide an adequate remedy therefor. Accordingly, in the event of any such breach or threatened breach, Purchaser shall have the right and remedy (in addition to any other rights or remedies available at law or in equity) to have the provisions of Article 2 hereof specifically enforced by, and to seek injunctive relief and other equitable remedies in, any court having competent jurisdiction.

[SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT]

IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement, or has caused this Stock Purchase Agreement to be executed on its behalf by a representative duly authorized, all as of the date first above set forth.

PURCHASER:	AMERICAN PHARMACEUTICAL PARTNERS, INC.

	By:	/s/ Derek Brown
	Its:	Co-Chief Operating Officer

Address: 11777 San Vicente Boulevard, Suite 550 Los Angeles, CA 90049 Facsimile No.: (310) 826-8525

SELLER:	PREMIER PURCHASING PARTNERS, L.P.

	BY:	PREMIER PLANS LLC Its General Partner

		By:	/s/ ANN D. RHOADS
		Its:	Chief Financial Officer

Address: 12225 El Camino Real San Diego, CA 92130 Facsimile No.: (858) 481-8919